                                                                  EXHIBIT 99.2


    RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES
                      FOR THE YEAR ENDED DECEMBER 31, 2002


The Operating Expenses section on page 16, and the Operating Income (Loss) and Operating Margin section on page 17, of Management's Discussion and Analysis included in our 2002 Annual Report to Shareowners (which is incorporated by reference into our 2002 Form 10-K) discuss the following non-GAAP financial measures for the year ended December 31, 2002:

                                                       OPERATING                           OPERATING
                                                        EXPENSES         CASM                 LOSS          OPERATING
                                                          ($M)          (cents)               ($M)           MARGIN
                                                       ----------      ----------          ----------      ----------

 GAAP                                                  $   14,614           10.31          $   (1,309)           -9.8%
Items excluded:
    Asset write downs, restructuring and
     related items:
       Severance costs                                       (127)          (0.09)                127             1.0%
       Asset writedowns                                      (257)          (0.18)                257             1.9%
       Surplus pilots / grounded aircraft                     (93)          (0.07)                 93             0.7%
       Aircraft deferral costs                                (30)          (0.02)                 30             0.2%
       2002 closure of leased facilities                      (14)          (0.01)                 14             0.1%
       Restructuring and other reserve
         reversals                                             82            0.06                 (82)           -0.6%
    Stabilization Act compensation                             34            0.03                 (34)           -0.3%
                                                       ----------      ----------          ----------      ----------
Non-GAAP                                               $   14,209           10.03          $     (904)     $     -6.8%
                                                       ==========      ==========          ==========      ==========



FUEL PRICE NEUTRALIZED CASM(1):
(in millions, except where noted)
---------------------------------
Operating expenses                                     $   14,614
Less fuel expense                                          (1,683)
Plus Delta's fuel gallons consumed in 2002
  multiplied by Delta's average fuel price
  per gallon in 2001(2)                                     1,724
                                                       ----------
Fuel price neutralized operating expenses              $   14,655
Available seat miles                                      141,719
Fuel price neutralized CASM (cents)                         10.34
                                                       ==========
vs. 2001 CASM (cents)                                       10.47
                                                       ==========
Change                                                       -1.2%
                                                       ==========


FUEL PRICE NEUTRALIZED CASM - EXCLUDING:
(in cents, except where noted)
----------------------------------------

Fuel price neutralized CASM                                 10.34
Items excluded:
        Severance costs                                     (0.09)
        Asset writedowns                                    (0.18)
        Surplus pilots / grounded aircraft                  (0.07)
        Aircraft deferral costs                             (0.02)
        2002 closure of leased facilities                   (0.01)
        Restructuring and other reserve
          reversals                                          0.06
        Stabilization Act compensation                       0.03
                                                       ----------
Fuel price neutralized CASM - excluding                     10.06
                                                       ==========
vs. 2001 CASM - excluding                                   10.14
                                                       ==========
Change                                                       -0.8%
                                                       ==========

(1) Operating cost per available seat mile (CASM), adjusting average fuel price per gallon for 2002 to equal the average fuel price per gallon for 2001.

(2)     2.514 billion gallons x 68.60 cents/gallon